CONSENT FOR USE OF SIMILAR NAME


     On the ____ day of __________, 1999, the Board of Directors of Systems Atlanta Commercial Systems, Inc. a Georgia corporation, passed the following resolution:

     RESOLVED, that Systems Atlanta Commercial Systems, Inc. gives its consent to Pomeroy Computer Resources, Inc., a Delaware corporation, for the use of the name Systems Atlanta Commercial Systems, Inc.

                                   SYSTEMS  ATLANTA  COMMERCIAL  SYSTEMS,  INC.


                                   By:  __________________________________
                                        B. Scott  Dobson,  Vice-President


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